Subsequent events	9 Months Ended
Sep. 30, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
19. Subsequent events

On October 5, 2017, the Partnership issued 4,600,000 8.75% Series A preferred units for proceeds, net of underwriting discounts, of $111.4 million.

On October 6, 2017, the Partnership repaid the outstanding balances of $34.4 million and $24.3 million on the seller’s credit note and revolving credit facility, respectively, from the net proceeds of the Series A preferred unit offering.

On November 14, 2017, the Partnership paid a quarterly cash distribution with respect to the quarter ended September 30, 2017 of $0.43 per unit. The total amount of the distribution was $14.4 million.

On November 16, 2017, the Partnership announced it had agreed to acquire (the “Acquisition”) from a subsidiary of Höegh LNG the remaining 49% ownership interest in Höegh LNG Colombia Holding Ltd., the sole owner of Höegh LNG FSRU IV Ltd. and Höegh LNG Colombia S.A.S., the entities that own and operate the Höegh Grace. The purchase price for the Acquisition will be $85.9 million (the “Purchase Price”). The Partnership intends to settle the Purchase Price with a combination of cash on hand and a drawing under its existing revolving credit facility. The Acquisition is expected to be completed by the beginning of January 2018 and is subject to customary closing conditions. The Purchase Price will be subject to certain post-closing adjustments for net working capital.